David J. Mazzo, PhD President & Chief Executive Of ficer Developing Regenerative Therapies that Reverse Chronic Disease M ay 6 , 2 0 21 | N a s d a q : C L B S Exhibit 99.2

This Investor Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectations, as of the date of this presentation, and involve certain risks and uncertainties. All statements other than statements of historical fact contained in this Investor Presentation are forward-looking statements. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to differ materially from the recent results or those projected in forward-looking statements include the “Risk Factors” described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 25, 2021 and in the Company’s other periodic filings with the SEC. The Company’s further development is highly dependent on, among other things, future medical and research developments and market acceptance, which are outside of its control. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Investor Presentation. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this Investor Presentation or with respect to the matters described herein. Forward-looking statement 2

CD34+ cell therapy platform yielding a multi-product development pipeline with 2 clinical programs having regenerative medicine “breakthrough” designation Proprietary field-leading technology in lucrative global indications backed by a strong IP portfolio Multiple potential value creating events in the next 12-24 months based on milestones across the pipeline Seasoned management with noteworthy domain expertise along with big pharma and emerging biotech experience Strong balance sheet; ~$112 million in cash & investments (3/31/2021) with no debt and cash runway projected to fund operations for several years Caladrius investment highlights 3

CD34+ Cell Therapy Technology Overview

 Naturally occurring endothelial progenitor cells that re-establish blood flow to under-perfused tissues1,2  Possess pre-programmed pro-angiogenic and anti-inflammatory tissue repair properties3,4 1Mackie, A.R. et al., Tex Heart Inst J 2011, 38(5), 474-485 2Kocher, A.A. et al., Nat Med 2001, 440-436 53Abd-Allah et al., Cytotherapy 2015, 17: 443-53 4Lo , B.C. et al., Am J Respir Cell Mol Biol 2017, 57: 651-61 CD34+ cells have a well characterized mechanism of action

 CD34+ cells have been studied clinically in a variety of ischemic disease indications by numerous investigators across many sites and countries  CD34+ cells repeatedly demonstrated vascular repair in multiple organs  Consistent and compelling results of rigorous clinical studies comprising >1,000 patients have been published in peer reviewed journals1-4  A single treatment has elicited durable therapeutic effect  No cell-related adverse events reported to date 1 Povsic, T. et al. JACC Cardiovasc Interv, 2016, 9 (15) 1576-1585 2 Losordo, D.W. et al. Circ Cardiovasc Interv, 2012; 5:821–830 3 Velagapudi P, et al, Cardiovas Revasc Med, 2018, 20(3):215-219 4 Henry T.D., et al, European Heart Jour 2018, 2208–2216 CD34+ cell therapy is extensively studied/clinically validated 6

 Drug induced mobilization eliminates need for surgical bone marrow aspiration  No genetic manipulation or ex vivo expansion of cells  Four days or less from donation to treatment Caladrius’ CD34+ cell process is rapid/economical/scaled 7 GCSF-induced mobilization of patient’s CD34+ cells from the bone marrow to the peripheral circulation

U.S. patents granted 9 28 Foreign patents granted Patent protection to 2031+ Key Claims  Pharmaceutical composition of non-expanded CD34+/CXCR4+ stem cells  Therapeutic concentration range  Stabilizing serum  Repair of injury caused by vascular insufficiency Caladrius’ CD34 technology has robust intellectual property 8

PRODUCT/INDICATION DEVELOPMENT STAGE KEY MILESTONE TARGETS CLBS16 CORONARY MICROVASCULAR DYSFUNCTION FREEDOM PHASE 2B TRIAL (USA; ONGOING) - Complete enrollment: 4Q2021 - Top-line data: 3Q2022 Caladrius’ innovative CD34+ cell therapy pipeline1,2 1 Products are distinct and not interchangeable 2 Timing subject to COVID-19 pandemic influence 9 HONEDRA® (CLBS12) *SAKIGAKE DESIGNATED (JAPAN) CRITICAL LIMB ISCHEMIA + BUERGER’S DISEASE REGISTRATION ELIGIBLE TRIAL (JAPAN; ONGOING) - Complete enrollment: TBD - Top-line data: 2022 - J-NDA filing: 2022 - Approval:2023 OLOGO™ (CLBS14) *RMAT DESIGNATED NO-OPTION REFRACTORY DISABLING ANGINA PHASE 3 (USA; INITIATION PENDING) - Complete development: Pending FDA discussions completion - File IND: 2Q2021 - Initiate enrollment: 3Q2021 - Complete enrollment: 2Q2022 - Top-line data: 4Q2022 CLBS201 DIABETIC KIDNEY DISEASE PHASE 2 (USA; INITIATION PENDING)

CLBS16 Coronary Microvascular Dysfunction (USA)

CD34+ cell therapy targets unmet needs in cardiovascular diseases 1 Centers for Disease Control and Prevention as cited in McKay, Betsy. "Heart-Failure Deaths Rise, Contributing to Worsening Life Expectancy." The Wall Street Journal, 30 Oct. 2019, Link to article. 2 Kochanek, KD., et al. (2016). Deaths: final data for 2014. National vital statistics reports: from the Centers for Disease Control and Prevention, National Center for Health Statistics, National Vital Statistics System, 65(4), 1-122. 3 ISCHEMIA Study Results, AHA Scientific Sessions November 2019. https://ischemiatrial.org/ischemia-study-results#slides 11 0 100 200 300 400 500 600 700 Suicide Kidney failure Influenza and Pneumonia Diabetes Alzheimer's Stroke Lower Respiratory disease Accidents All Cancers Heart Disease 2017 2011 Heart Diseas Number of Deaths of women (thousands)1 As of 2014, 1 in 32 female deaths was from breast cancer, while 1 in 3 was from cardiovascular disease.2 ISCHEMIA Trial3 results underscore the need for treatments beyond large vessel interventions  The International Study of Comparative Health Effectiveness with Medical and Invasive Approaches (ISCHEMIA) enrolled 5,179 patients at 320 sites in 37 countries Conclusion: Interventional heart procedures do not reduce the overall rate of heart attack or death compared with medicines and lifestyle changes alone.

 Deficient heart microvasculature without large vessel obstructive disease  Causes frequent, debilitating chest pain; not treatable by stents or bypass; responds poorly or not at all to available pharmacotherapies  Afflicts women more frequently (2:1 to 3:1), especially younger women1,2  Results in poor prognosis for patients3  Significantly elevated risk of all-cause mortality4  Clinically diagnosed based on symptoms and demonstrated absence of large vessel obstructive disease  Quantitatively diagnosed using Coronary Flow Reserve (CFR)5 1 Coronary Microvascular Disease. (2015, July 31). In American Heart Association 2 R. David Anderson, John W. Petersen, Puja K. Mehta, et al., Journal of Interventional Cardiology, 2019: 8 3 Loffler and Bourque, Curr Cardiol Rep. 2016 Jan; 18(1): 1 4 Kenkre, T.S. et al., Circ: CV Qual & Outcomes 2017, 10(12) 1-9 5 Collins, P., British heart journal (1993) 69(4), 279–281 Indication: coronary microvascular dysfunction (CMD) 12

 ~112 million people globally are affected by angina1  ~8.3 million people in the U.S. suffering from coronary artery disease (CAD)2  10% - 30% of angina patients have no significant CAD on invasive coronary angiography3,4  50% - 65% of patients with angina without obstructive CAD are believed to have CMD5 CMD represents a large unmet medical need 13 1 Kunadian V, et al. European Heart Journal. 2020; 0:1-21 2 Cleveland Clinic/AHA (American Heart Association) 3 Farrehi PM, et al. Am J Manag Care. 2002;8:643–648 4 Bradley SM, et al. J Am Coll Cardiol. 2014;63:417–426 5 Marinescu MA, et al. JACC Cardiovasc Imaging. 2015;8:210-220 6 Tunstall-Pedoe H. (ed.) WHO, Geneva, 2003, pp. 244, Swiss Fr 45, ISBN: 92-4-156223-4. Applicable CMD population in the U.S. potentially treatable by CLBS16 ranges from ~415,000 to ~1.6 million patients6

Endpoints  Therapeutic effect and the evaluation of adverse events; including changes from baseline to 6 months for coronary flow reserve, angina frequency, CCS angina class, quality of life Study Size  20 subjects (U.S. centers - Cedars Sinai, Los Angeles & Mayo Clinic, Rochester) Dose  Up to 300 x 106 CD34+ cells Mode of administration  Single intracoronary infusion Timing  Positive complete results presented at SCAI Scientific Sessions (May 2020) ESCaPE-CMD: Phase 2a interventional, proof-of-concept trial 14

CLBS16 ESCaPE-CMD results are unique and compelling 151 Murthy et al, Circulation, 2014 2 Henry, D. T., SCAI 2020 Scientific Sessions Daily Angina Frequency 2 4.42 2.02 N=20 Pre-Treatment After 6 months p = 0.0036 N=19 Coronary Flow Reserve 1 2.08 2.68 p = 0.0045 N=20 Pre-Treatment After 6 months N=19  CFR ≤2.5 indicates CMD  CFR of 2 = 3-4 x increase in MACE at 3 years1  CFR ≥2.5 is in “normal” range  Results after a single intracoronary administration of CLBS16

0 20 40 60 80 100 Treatment Satisfaction Disease Perception Physical Limitation Angina Stability Angina Frequency Seattle Angina Questionnaire Score1 Baseline 6 months p = 0.0117 16 CLBS16 ESCaPE-CMD results are unique and compelling 1 Henry, D. T., SCAI 2020 Scientific Sessions 2 Spertus, J.A. et al, JACC Vol. 25, No. 2 February 1995: 333-341 Higher scores indicate improvement2 p = 0.0026 p = 0.0247 p = 0.0156 p = 0.0005

CLBS16: ESCaPE-CMD summary 17  Statistically significant improvement in heart function and symptoms  No evidence of cell related adverse events  First therapy to potentially reverse CMD after a single administration; a potential breakthrough in the treatment of CMD  Expected to lead to a decreased risk of MACE, including CV-related death  Supports microvascular repair mechanism of CD34+ cells

Endpoints  Change from baseline in angina frequency [Baseline to 3 and 6 months]  Change from baseline in total exercise time [Baseline to 6 months]  Change from baseline in health-related quality of life [Baseline to 3 and 6 months]  Change from baseline in peak coronary flow reserve [Baseline to 6 months] Study Size  105 subjects (~10 sites in the USA) Dose  1 x 106 to 300 x 106 CD34+ cells or placebo Mode of administration  Single intracoronary infusion Timing (Assuming no COVID-19 impact)  Study initiated 4Q2020  Complete Enrollment: Year- End 2021  Top-line Data Target: 3Q2022 FREEDOM trial: Phase 2b double-blind, placebo-controlled 18

SAKIGAKE designated – Japan Orphan Drug designated (Buerger’s disease) - USA Advanced Therapeutic Medicinal Product (ATMP) designated – EU HONEDRA® Critical Limb Ischemia (Japan) (CLBS12)

 Severe arterial obstruction impeding blood flow in the lower extremities  Often found as a co-morbidity in diabetes patients  Includes severe rest pain and non-healing ulcers  Buerger’s disease (inflammation in small and medium arteries) a form of CLI associated with a history of heavy smoking (orphan population)  Patients with no-option CLI have persistent symptoms even after bypass surgery, angioplasty, stenting and available pharmacotherapy  CLI patients are at high risk of amputation and increased risk of death  Multi-hundred-million-dollar opportunity in Japan Indication: critical limb ischemia (CLI) 20

CLI: higher mortality rate and incidence than most cancers Mustapha, J. A., Katzen, B. T., et al. (2019, May). Endovascular Today, 18(5), 80-82 21 0 100000 200000 300000 0 10 20 30 40 50 60 70 80 90 No. Incident Cases in U.S. Death within 5 years (%) CLI

HONEDRA® targets patients with R4 or R5 disease 1 Reinecke H., European Heart Journal, 2015 Apr 14;36(15):932-8 HONEDRA® targets patients based on the Rutherford Scale 22 CLI amputation rates increase with increasing Rutherford score (disease severity)1 Rutherford (“R”) scale R 6: Functional foot no longer salvageable R 5: Minor tissue loss non-healing ulcer; focal gangrene with diffuse pedal ischemia R 4: Debilitating rest pain R 1-3: Mild to severe claudication

Single treatment of CD34+ cells reversed CLI (Phase 2 data) 23 Post-treatment (week 12) Pre-treatment Actual CLI Patient Laser Doppler Image 0 14 28 42 57 71 Time (weeks) CLBS12 Placebo 75% 22% p = 0.014 106 cells/kg Probability of Amputation-Free Survival (USA; n=28)2 ~80% of patients achieved sustainable remission within 6 months of a single treatment; durable for at least 4 years 40% 60% 70% 80% 85% 85% 90% 82% 0 4 8 12 24 52 104 156 208 Time (weeks) % of Patients (CLI + BD) Achieving CLI-free Status (Japan; n=27)1 1 Kinoshita et al, Atherosclerosis 224 (2012) 440-445 2 Losordo, D.W. et al, Circulation 2012; 5(6):821-830

Primary Endpoint  Continuous CLI-free (2 consecutive monthly visits, adjudicated independently) Study Size  30 subjects with no-option CLI + 7 Buerger’s disease pts.; all Rutherford category 4 or 5; recruited across 12 centers in Japan Dose  Up to 10 6 cells/kg of HONEDRA® (CLBS12) to the most seriously affected limb (target limb) Control/Comparator  Standard of Care: wound care plus drugs approved in Japan  Including antimicrobials, antiplatelets, anticoagulants and vasodilators Mode of administration  Intramuscular, 20 injections in affected lower limb in a single treatment Timing  Enrollment completion/results target : TBD (COVID-19 impact dependent)  Early approval target: 2023 HONEDRA® registration-eligible study (Japan) 24

 Surgery not viable; existing pharmacotherapies do not prevent amputation1  Cohort enrollment complete  Results will contribute to the efficacy evaluation of the full study population Extraordinary HONEDRA® results in Buerger’s disease (JPN) 25 Approximately 60% of patients achieved CLI-free status (Natural patient evolution is continual deterioration for all patients) 1 Cacione DG, et al, Pharm. treatment of Buerger’s Disease, Cochrane Database of Systematic Reviews, 2016, (3) CD011033

CLBS201 Diabetic Kidney Disease (USA)

 An aging population is at greatest risk of chronic kidney disease (CKD) with diabetes and hypertension being typical comorbidities  1 in 3 adults are diabetic and 1 in 5 adults are hypertensive Chronic kidney disease: risk factors and comorbidities Centers for Disease Control and Prevention. Chronic Kidney Disease in the United States, 2019. Atlanta, GA: US Department of Health and Human Services, Centers for Disease Control and Prevention; 2019. 0% 10% 20% 30% 40% Hispanics Non-Hispanic Asians Non-Hispanic Blacks Non-Hispanic Whites Women Men 65+ 45-64 18-44 CKD Among U.S. Adults (>18 years old) 0% 5% 10% 15% 20% 25% 30% 35% 40% Unknown Causes Other Causes Glomerulonephritis High Blood Pressure Diabetes CKD Comorbidities 27

CKD: multiple stages progressing toward kidney failure 1 2020 Dallas Nephrology Associates 2 Centers for Disease Control and Prevention. Chronic Kidney Disease Surveillance System—United States.  The stages of CKD are determined by glomerular filtration rate (GFR)1  GFR is measured to determine the level of creatinine in the blood (serum creatinine)  As kidney function worsens, the level of creatinine increases and GFR decreases  In 2015-2016, 14%-15% of U.S. adults had evidence of CKD stages 1-4; of these, ~15 to 18 million had evidence of CKD stage 3 or 42 28 STAGE 4 Severe loss of function STAGE 5 Kidney failure STAGE 3B Moderate to Severe loss of function STAGE 1 Normal function STAGE 2 Mild loss of function STAGE 3A Mild to Moderate loss of function

 CKD is often associated with progressive microvasculature damage and loss, resulting from its common comorbidities of hypertension and diabetes1  The pathophysiology of CKD denotes compromised renal microvasculature2  Preclinical studies show that microcirculation replenishment improves kidney function  CD34+ cells are promoters of new capillary growth, improving the microvasculature 1 Chade AR. (2017) Small Vessels, Big Role: Renal Microcirculation and Progression of Renal Injury. Hypertension; 69(4):551-563. 2 Zuk, Anna & Bonventre, Joseph. (2016). Annual Review of Medicine. 67. 293-307. 10.1146/annurev-med-050214-013407. 29 Scientific rationale for CLBS201 trial CLBS201 clinical strategy  To demonstrate that regeneration of the kidney microcirculation using CD34+ cell therapy will safely improve or stabilize kidney function [as measured by GFR]  To show that progression to kidney failure and hemodialysis can be slowed or prevented

CLBS201: Planned Phase 2 proof-of-concept study 30 Primary Endpoint  Change in eGFR compared to baseline, assessed at 6 months Study Size  ~40 subjects (stage 3 diabetic kidney disease) Dose  1x106 - 300x106 cells, half per kidney, administered as a one-time infusion Design  Placebo-controlled with a total of 12-months follow-up Mode of administration  Single intra-arterial injection into each renal artery Timing  Initiation target: 3Q2021  Top-line data target: 4Q2022

OLOGO™ (CLBS14) No-Option Refractory Disabling Angina (USA) Regenerative Medicine Advanced Therapy (RMAT) designated - USA

 Recurring angina results from chronically impaired cardiac blood supply  Persists even after bypass surgery, angioplasty, stenting and pharmacotherapy; no current treatment  NORDA patients experience very frequent disabling chest pain at rest or with minimal activity  Cardiac microcirculation deficiency is the remaining treatment target  Multi-billion-dollar global commercial opportunity 32  Phase 2 and partial Phase 31-5 clinical data (blinded, randomized, placebo-controlled; n(total)= 303) show:  Statistically significant increase in exercise capacity (FDA primary endpoint)  Statistically significant reduction in angina  Statistically significant reduction in mortality  Pristine cell safety profile 1 Losordo, D.W., et al, Circulation 2007, 115(25): 3165-72 2 Losordo, D.W., et al, Circ Res 2011, 109(4): 428-36 3 Povsic, T.J., et al, JACC Cardiovasc Interv, 2016 9(15): 1576-85 4 Povsic, T. J. et al, European Heart Journal, 2018 39(23), 2208-2216 5 Velagapudi P, et al, Cardiovas Revasc Med, 2018, 20(3):215-219 Indication: no-option refractory disabling angina (NORDA) Treatment: OLOGO™ (CLBS14)

Primary Endpoint  Change in exercise time from baseline at month 6 (studied in Phase 2) Study Size  ~400 subjects (~200 active, ~150 placebo, ~50 SOC with cross-over to open label treatment at 6 months) Dose  105 cells/kg body weight (studied in Phase 2) Control/Comparator  Placebo control (blinded)  Standard-of-care (unblinded) Mode of administration  Intramyocardial injection guided by mapping catheter (NOGA) Timing  Target initiation: Pending completion of ongoing discussions with FDA. Given that it is well documented that the NORDA population is “orphan” in size (<100,000 pts./year in the U.S.), a study of 400 patients would take an inordinate amount of time to enroll and would be prohibitively costly. Additionally, KOLs have advised us that enrollment will be very challenging with a design providing a 50% chance of being randomized to SOC or placebo. Phase 3 will only begin if we can reach agreement with FDA on a more practical study design. OLOGO™ (CLBS14) Phase 3 study; FDA proposal 33

2020 2021 2022 Caladrius timeline of key development milestones* * Timing subject to COVID-19 pandemic influence 34 OLOGO™ (CLBS14) NO-OPTION REFRACTORY DISABLING ANGINA Development Continuation: Pending FDA Discussions HONEDRA® (CLBS12) Registration Eligible Study Enrollment Completion: 2021 CRITICAL LIMB ISCHEMIA Top-line Data: 2022 J-NDA Filing Target: 2022 J-NDA Rolling Submission Initiation: 2021 Early Approval Target: 2023 CLBS16 CORONARY MICROVASCULAR DYSFUNCTION FREEDOM Trial Top-line Data: 3Q2022 FREEDOM Trial Enrollment Completion: 4Q2021 FREEDOM Trial Initiation: 4Q2020 FREEDOM Trial First Patient Treated: 1Q2021 Completed CLBS201 DIABETIC KIDNEY DISEASE File IND: 2Q2021 Phase 2 Study Initiation: 3Q2021 Top-line Data: 4Q2022 Enrollment Completion: 3Q22

Caladrius key financial information 35 Cash & Investments: As of March 31, 2021 ~$112 million Three months ended March 31, 2021 Operating Cash Burn: $8.0 million Cash Runway Based on Current Plan: Sufficient capital to fund operations beyond multiple key data readouts (>2023) Debt as of March 31, 2021: $0 Common Shares Outstanding: As of March 31, 2021 59.5 million shares Options Outstanding as of March 31, 2021: Exercise Price: $1.59 - $3.50 = 339,000 shares Exercise Price: > $3.50 = 683,000 shares 1.0 million shares Warrants Outstanding as of March 31, 2021 : Weighted Average Exercise Price: $2.84 21.4 million shares

CD34+ cell therapy platform yielding a multi-product development pipeline with 2 clinical programs having regenerative medicine “breakthrough” designation Proprietary field-leading technology in lucrative global indications backed by a strong IP portfolio Multiple potential value creating events in the next 12-24 months based on milestones across the pipeline Seasoned management with noteworthy domain expertise along with big pharma and emerging biotech experience Strong balance sheet; ~$112 million in cash & investments (3/31/2021) with no debt and cash runway projected to fund operations for several years Caladrius investment highlights 36

Developing Regenerative Therapies that Reverse Chronic Disease Investor Relations Contact: John D. Menditto Tel: (908) 842-0084 jmenditto@caladrius.com M ay 6 , 2 0 21 | N a s d a q : C L B S